EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of instaCare Corp. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Cox, President and CEO and I, Keith Berman, Treasurer and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Cox
Robert Cox
President/CEO

Date: May 23, 2005

/s/ Keith Berman
Keith Berman
Treasurer/CFO

Date: May 23, 2005